UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CREDIT SUISSE PARK VIEW BDC, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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CREDIT SUISSE PARK VIEW BDC, INC.

One Madison Avenue

New York, New York 10010

(800) 293-1232

October 21, 2015

DEAR STOCKHOLDER:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Credit Suisse Park View BDC, Inc. to be held on November 18, 2015 at 10:30 a.m., Eastern Time, at One Madison Avenue, New York, New York 10010. Only stockholders of record at the close of business on October 14, 2015 are entitled to the notice of, and to vote at, the Special Meeting, including any postponement or adjournment thereof.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

It is important that your shares be represented at the Special Meeting, and you are encouraged to vote your shares as soon as possible. The enclosed proxy card contains instructions for voting over the Internet, by telephone or by returning your proxy card via mail in the envelope provided. Your vote is important.

We look forward to seeing you at the Special Meeting.

Sincerely yours,

JOHN G. POPP

Chief Executive Officer and President

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on November 18, 2015.

Our proxy statement and annual report included as part of our prospectus, dated March 19, 2015 are available at the following website: www.credit-suisse.com/us/funds (under CS Funds tab click on Credit Suisse Park View BDC, Inc.).

CREDIT SUISSE PARK VIEW BDC, INC.

One Madison Avenue

New York, New York 10010

(800) 293-1232

NOTICE OF SPECIAL MEETING OF

STOCKHOLDERS

To Be Held November 18, 2015

TO THE STOCKHOLDERS OF

CREDIT SUISSE PARK VIEW BDC, INC.:

The Special Meeting of Stockholders (the “Special Meeting”) of Credit Suisse Park View BDC, Inc., a Maryland corporation (the “Company”), will be held at One Madison Avenue, New York, New York 10010 on November 18, 2015, at 10:30 a.m., Eastern Time, for the following purposes:

1.	To elect one director of the Company nominated by the Company’s Board of Directors (the “Board”) and named in this proxy statement who will serve for three years or until his successor is elected and qualified;

2.	To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE.

The enclosed proxy statement is also available at www.credit-suisse.com/us/funds (under CS Funds tab click on Credit Suisse Park View BDC, Inc.). This website also includes copies of the form of proxy and the Company’s annual report included in our prospectus, dated March 19, 2015 (the “Annual Report”), to stockholders. Stockholders may request a copy of the proxy statement and the Company’s Annual Report by contacting us at 1-800-293-1232.

You have the right to receive notice of and to vote at the Special Meeting if you were a stockholder of record at the close of business on October 14, 2015. Whether or not you expect to be present in person at the Special Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. As a registered stockholder, you may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board,

JOHN G. POPP

Chief Executive Officer and President

New York, New York

October 21, 2015

This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. Even if you vote your shares prior to the Special Meeting, you still may attend the Special Meeting and vote your shares in person.

CREDIT SUISSE PARK VIEW BDC, INC.

One Madison Avenue

New York, New York 10010

1-800-293-1232

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Credit Suisse Park View BDC, Inc. a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on November 18, 2015, at 10:30 a.m. Eastern Time at One Madison Avenue, New York, New York 10010 and at any postponements or adjournments thereof. This proxy statement and the accompanying proxy card are first being sent to stockholders on or about October 21, 2015.

We encourage you to vote your shares, either by voting in person at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund, Credit Suisse Asset Management, LLC, the investment adviser to the Fund, or AST Fund Solutions, Inc. (“AST”), a professional proxy solicitation firm that has been retained by the Fund for a fee not to exceed $500 plus all reasonable out of pocket expenses (e.g., shareholder telephone calls) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment to AST for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund.

This proxy statement is also available via the Internet at www.credit-suisse.com/us/funds (under CS Funds tab click on Credit Suisse Park View BDC, Inc.). The website also includes electronic copies of the form of proxy and the Company’s Annual Report. If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. This program provides eligible stockholders who receive a copy of the Company’s proxy statement, either by paper or electronically, the opportunity to vote via the Internet or by telephone. If your voting form does not reference Internet or telephone voting information, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided.

SPECIAL MEETING INFORMATION

Date and Location

We will hold the Special Meeting on November 18, 2015, at 10:30 a.m. Eastern Time at One Madison Avenue, New York, New York 10010.

Admission

Only record or beneficial owners of the Company’s common stock as of the close of business on October 14, 2015 or their proxies may attend the Special Meeting. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or stockholder statement.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to vote on the following proposal:

1.	To elect one director of the Company nominated by the Company’s Board and named in this proxy statement who will serve for three years or until his successor is elected and qualified;

2.	To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

VOTING INFORMATION

Record Date and Quorum Required

The record date of the Special Meeting is the close of business on October 14, 2015 (the “Record Date”). You may cast one vote for each share of common stock that you own as of the Record Date.

A quorum of stockholders must be present for any business to be conducted at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. On the Record Date, there were 23,325,828 shares outstanding and entitled to vote. Thus, 11,662,915 shares must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

If a quorum is not present at the Special Meeting, the stockholders who are represented may adjourn the Special Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. Authorizing a proxy will not limit your right to vote in person at the meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy by (1) delivering a written revocation notice prior to the Special Meeting to our Secretary, Karen Regan, at One Madison Avenue, New York, New York 10010; (2) delivering a later-dated proxy that we receive no later than the opening of the polls at the meeting; or (3) voting in person at the meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Special Meeting does not revoke your proxy unless you also vote in person at the meeting.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Absentions and Broker Non-Votes
Proposal 1—To elect one director of the Company nominated by the Company’s Board and named in this proxy statement who will serve for three years or until his successor is elected and qualified.	Affirmative vote of a majority of the votes cast at the Special Meeting.	No	Because directors are elected by a majority of the votes cast at the Special Meeting, an abstention will have no effect on the outcome of the vote.

INFORMATION REGARDING THIS SOLICITATION

The Company will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Special Meeting of Stockholders, and the proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company (for which no director, officer or regular employee will receive any additional or special compensation).

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Karen Regan, Secretary, Credit Suisse Park View BDC, Inc., One Madison Avenue New York, New York 10010, or by calling (800) 293-1232.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of October 14, 2015, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of October 14, 2015 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 23,325,828 shares of common stock outstanding as of October 14, 2015.

Unless otherwise indicated, to our knowledge, each stockholder listed on the next page has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Credit Suisse Park View BDC, Inc., One Madison Avenue, New York, New York 10010.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

	Shares Beneficially Owned
Name	Number	Percentage
Executive Officers:(1)
John G. Popp	9,910		*
Jens Ernberg	49,261		*
Thomas Hall	44,334		*
Emidio Morizio	—	—
Lou Anne McInnis	—	—
Karen Regan	—	—
Rocco DelGuercio	—	—
Independent Directors:
Enrique R. Arzac	20,653		*
Steven N. Rappaport	25,817		*
All officers and directors as a group (nine persons)	149,975		*
5% or Greater Stockholder:
Credit Suisse Alternative Capital, LLC(1)(2)	22,114,476	94.81%

*	Less than 1%

(1)	Credit Suisse Alternative Capital, LLC, an indirect, wholly owned subsidiary of Credit Suisse Group AG (together with its affiliate entities, “Credit Suisse”), intends to, and any Credit Suisse entity or any employees of any such Credit Suisse entity that intend to purchase our common stock will be required to, enter into a voting agreement with us. The voting agreement provides that, so long as Credit Suisse Alternative Capital, LLC, any Credit Suisse entity and any employees of any such Credit Suisse entity or their immediate family members, in the aggregate, less than 90% of our voting securities, Credit Suisse Alternative Capital, LLC, any Credit Suisse entity and any such employees of any such Credit Suisse entity or their immediate family members, will agree to mirror vote their shares of our common stock in the same manner as our other non-affiliated stockholders with respect to any vote to terminate the Investment Advisory Agreement with Credit Suisse Asset Management, LLC (the “Adviser”) and any subsequent replacement of the Adviser. In addition, the voting agreement provides that, so long as Credit Suisse Alternative Capital, LLC, any Credit Suisse entity and any employees of any such Credit Suisse entity or their immediate family members own in the aggregate between 50% and 90% of our voting securities, they will agree to mirror vote their shares of our common stock in the same manner as our other non-affiliated stockholders with respect to any vote by our stockholders.

(2)	Credit Suisse indirectly controls Credit Suisse Alternative Capital, LLC and, as a result, may be deemed to be the beneficial owner of the shares held by Credit Suisse Alternative Capital, LLC.

The following table sets forth as of October 14, 2015, the dollar range of our securities owned by our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
John G. Popp	$50,001 - $100,000
Independent Directors:
Enrique R. Arzac	Over $100,000
Steven N. Rappaport	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.
(2)	The dollar range of the equity securities beneficially owned is based on the offering price per share of the Company’s common stock of $10.08 on September 30, 2015.
(3)	The dollar ranges of equity securities beneficially owned are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

PROPOSAL 1: ELECTION OF DIRECTOR

Our business and affairs are managed under the direction of our Board. Pursuant to our articles of incorporation, the number of directors on our Board is currently fixed at three directors and is divided into three classes. Each director holds office for the term to which he is elected and until his successor is duly elected and qualified. At each annual meeting, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or any director’s earlier resignation, death or removal.

John G. Popp has been nominated for re-election for a three year term expiring in 2018. Mr. Popp has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. Mr. Popp is not being nominated to serve as a director pursuant to any agreement or understanding between him and the Company.

A stockholder can vote for or withhold his or her vote for the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named in this proxy statement. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the nominee will be unable or unwilling to serve.

Required Vote

This proposal requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. If you vote “withhold authority” with respect to the nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a majority of the votes cast at the Special Meeting, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal.

The Board unanimously recommends a vote “for” the election of the nominee named in this proxy statement.

Information about Directors and Executive Officers

Board of Directors

We have adopted provisions in our articles of incorporation that divide our board of directors into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualifies.

Information regarding Mr. Popp, who is being nominated for election as a director of the Company by the stockholders at the Special Meeting, as well as information about our current directors whose terms of office will continue after the Special Meeting is as follows:

Name	Year of Birth	Position	Director Since	Term Expires
Interested Director
John G. Popp	1956	Director	2014	2015
Independent Directors
Enrique R. Arzac	1941	Director	2014	2016
Steven N. Rappaport	1948	Director	2014	2017

The address for each of our directors is c/o Credit Suisse Park View BDC, Inc., One Madison Avenue, New York, New York 10010.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Year of Birth	Position
Rocco DelGuercio	1963	Chief Financial Officer and Treasurer
Lou Anne McInnis	1959	Chief Legal Officer
Emidio Morizio	1966	Chief Compliance Officer
Karen Regan	1963	Vice President and Secretary
Jens Ernberg	1969	Co-Chief Investment Officer
Thomas Hall	1973	Co-Chief Investment Officer

The address for each executive officer is c/o Credit Suisse Park View BDC, Inc., One Madison Avenue, New York, New York 10010.

Biographical Information

The Board considered whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors will also consider whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups—independent directors and interested director. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Director Nominee

John G. Popp has served as our Chief Executive Officer and President since August 2014. Mr. Popp has served as a Managing Director of Credit Suisse in the Asset Management business, based in New York since 2000. He has also served as the Global Head and Chief Investment Officer of the Credit Investments Group (CIG) since 2000, with primary responsibility for investment decisions, portfolio monitoring processes and business development for CIG’s global investment strategies. Mr. Popp has also served as the President and Chief Executive Officer of the Credit Suisse open-end funds (since 2010), and as the President and Chief Executive Officer (since 2010) and Director (since 2013) of the Credit Suisse Asset Management Income Fund, Inc., and President and Chief Executive Officer (since 2010) and Trustee (since 2012) of the Credit Suisse High Yield Bond Fund.

Mr. Popp was a Founding Partner and Head of Asset Management for First Dominion Capital, LLC from 1997 until the sale of the business to DLJ Asset Management LLC in September 2000, overseeing the management of $2.5 billion in CLO vehicles. From 1992 through 1997, Mr. Popp was a Managing Director of Indosuez Capital and also served as President of Indosuez Capital Asset Advisors, Inc., and President of 1211 Investors, Inc. While at Indosuez, Mr. Popp was responsible for building the firm’s asset management business, including the development of three CLO vehicles aggregating $1.3 billion. Mr. Popp has also previously served as Senior Vice President in the Corporate Finance Department of Kidder Peabody & Co., Inc. and as Vice President in the Mergers and Acquisitions department of Drexel Burnham Lambert.

Mr. Popp is a member of the Brookings Institution’s Foreign Policy Leadership Committee and a member of the Juilliard School Council. Mr. Popp graduated with a B.A. from Pomona College and has a M.B.A. from The Wharton School of the University of Pennsylvania. We believe Mr. Popp’s experience in making investments, fund management, portfolio monitoring processes and business development bring important and valuable skills to our Board of Directors.

Independent Directors

Enrique R. Arzac has served as a member of our Board of Directors since August 2014. Mr. Arzac has over 40 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics. Mr. Arzac has been a Professor of Finance and Economics at the Graduate School of Business at Columbia University (education) since 1971. Mr. Arzac has been the Audit Committee Chairman and a Trustee (since 2005) of Credit Suisse Commodity Strategy Funds, Credit Suisse Opportunity Funds and Credit Suisse Trust. Mr. Arzac has been Audit Committee Chairman (since 2012) and Director (since 1990) of Credit Suisse Asset Management Income Fund, Inc. Mr. Arzac has been Chairman of the Audit Committee (since 2012) and Trustee (since 2001) of Credit Suisse High Yield Bond Fund. Mr. Arzac has also served as a director of The Adams Express Company since 1983, a director of Petroleum and Resources Corporation since 1987, and a director of Aberdeen Chile Fund, Inc. (since 1996), Aberdeen Indonesia Fund, Inc. (since 2000), Aberdeen Israel Fund, Inc. (since 1996), Aberdeen Latin America Equity Fund, Inc. (since 1996) and Aberdeen Emerging Markets Small Company Opportunities Fund, Inc. (since 1996) (each a closed-end investment company). Mr. Arzac has served as Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund) since 2010, trustee of Mirae Discovery Funds (open-end investment companies) (since 2010); director of Starcomms PLC (telecommunications company) (from 2008 to 2011); and director of Epoch Holding Corporation (an investment management and investment advisory services company) (from 2006 to March 2013).

Mr. Arzac graduated with a CPN degree from the University of Buenos Aires and has an MBA, an MA and a Ph.D. from Columbia University. We believe Mr. Arzac’s experience in the financial services industry and his business and consulting experience in the areas of finance, trade and economics bring important and valuable skills to our Board of Directors.

Steven N. Rappaport has served as the Chairman of our Board of Directors since August 2014. Mr. Rappaport has over 30 years of legal and business experience in the financial services industry. Mr. Rappaport has been a partner of RZ Capital, LLC (since July 2002), a private investment firm that also provides administrative services for a limited number of clients. Mr. Rappaport has been the Chairman of the Board and Nominating Committee Chairman (since 2005) and Trustee (since 1999) of Credit Suisse Commodity Strategy Funds, Credit Suisse Opportunity Funds and Credit Suisse Trust. Mr. Rappaport has been Chairman of the Board and the Nominating Committee Chairman (since 2012) and Director (since 2005) of Credit Suisse Asset Management Income Fund, Inc. Mr. Rappaport has been Chairman of the Board and Nominating Committee Chairman (since 2012) and Trustee (since 2005) of Credit Suisse High Yield Bond Fund. Mr. Rappaport also currently serves as Director of iCAD, Inc. (a surgical & medical instruments & apparatus company) (since 2006); Partner of Backstage Acquisition Holding, LLC

(Publication Job Postings) (since 2013); Director of Aberdeen Chile Fund, Inc. (since 2003), Aberdeen Indonesia Fund, Inc. (since 2005), Aberdeen Israel Fund, Inc. (since 1992), Aberdeen Latin America Equity Fund, Inc. (since 2005) and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (since 2006) (each a closed-end investment company). Mr. Rappaport also served as Director of Presstek, Inc. (digital imaging technologies company) (from 2003 to 2012), and Director of Wood Resources, LLC (plywood manufacturing company) (from 2003 to October 2013).

From March 1995 to July 2002, Mr. Rappaport was Director, President and Principal of Loanet, Inc., an online real-time accounting service used by brokers and institutions to support domestic and international securities borrowing and lending activities. Loanet, Inc. was acquired by SunGard Data Systems in May 2001. From March 1992 to December 1994, Mr. Rappaport was Executive Vice President of Metallurg, Inc. (Metallurg), a producer and seller of high quality specialty metals and alloys, and President of Metallurg’s subsidiary, Shieldalloy Corporation. He also served as Director of Metallurg from 1985 to 1998. From March 1987 to March 1992, Mr. Rappaport was Director, Executive Vice President and Secretary of Telerate, Inc. (Telerate), an electronic distributor of financial information. Telerate was acquired by Dow Jones over a number of years commencing in 1985 and culminating in January 1990, when it became a wholly owned subsidiary. Mr. Rappaport practiced corporate and tax law at the New York law firm of Hartman & Craven from August 1974 to March 1987, and became a partner in the firm in 1979.

Mr. Rappaport graduated with a B.S. degree from Northeastern University and a J.D. from Washington University School of Law and an L.L.M. from New York University School of Law. We believe Mr. Rappaport’s financial and legal experience bring important and valuable skills to our Board of Directors.

Executive Officers Who Are Not Directors

Rocco DelGuercio has served as the Company’s Chief Financial Officer since May 2015 and Treasurer since August 2014. Mr. DelGuercio has served as Vice President of Credit Suisse Asset Management, LLC since May 2013. Mr. DelGuercio has served as Chief Financial Officer of the Credit Suisse open-end funds, Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Yield Bond Fund since May 2015 and has also served as Treasurer of such open-end funds, Credit Suisse Asset Management Income Fund, Inc. and Credit Suisse High Yield Bond Fund since May 2013 and served in various other capacities at Credit Suisse from June 1996 to March 2004. From February 2012 to April 2013, Mr. DelGuercio was an independent contractor. Prior to that, Mr. DelGuercio served as Director of Legg Mason & Co., LLC from March 2004 to January 2012.

Emidio Morizio has served as our Chief Compliance Officer since August 2014. Mr. Morizio has served in various capacities at Credit Suisse since July 2000, including as Managing Director and Global Head of Asset Management

Compliance of Credit Suisse since January 2010, Director and Global Head of Asset Management Compliance of Credit Suisse from January 2005 to December 2009, and Vice President at Credit Suisse from July 2000 to December 2004. Mr. Morizio has served as the Chief Compliance Officer of the Credit Suisse open-end funds, Credit Suisse Asset Management Income Fund, Inc. and Credit Suisse High Yield Bond Fund since 2004.

Karen Regan has served as our Vice President and Secretary since August 2014. Ms. Regan has served in various capacities at Credit Suisse since December 2004, including as Vice President at Credit Suisse since January 2008 and Assistant Vice President from December 2004 to December 2007. Ms. Regan has served as Vice President and Secretary of the Credit Suisse open-end funds since August 2010. Ms. Regan has served as Senior Vice President and Secretary of Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Yield Bond Fund since August 2010.

Lou Anne McInnis has served as our Chief Legal Officer since May 2015 and as a Director for the Adviser since April 2015. Ms. McInnis has served as Chief Legal Officer of the Credit Suisse open-end funds, Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Yield Bond Fund since May 2015. Ms. McInnis was Counsel at DLA Piper LLP from 2011 to April 2015. Previously, Ms. McInnis was associated with Morgan Stanley Investment Management from 1997 to 2010.

Jens Ernberg has served as our Co-Chief Investment Officer since August 2015. Mr. Ernberg has also served in various capacities at Credit Suisse from 2000 to 2004 and 2007 to the present, including as Managing Director at the Adviser, Co-Founder and Portfolio Manager of Credit Suisse Corporate Credit Solutions (Loan Trading/Global Credit Products) since 2012; Co-Head of CS Special Situations from 2011 to 2014; and Director of Credit Suisse (distressed debt research analyst) from 2007 to 2010. In 2004, Mr. Ernberg was recruited as the first employee to help found and build Legacy Partners Group, LLC, a middle-market M&A advisory firm, where he served as Senior Vice President until its sale in 2007. Mr. Ernberg joined Credit Suisse in 2000 when it merged with Donaldson, Luftkin & Jenrette where he served as an Associate and Vice President in its M&A advisory group. Previous to that, Mr. Ernberg served as Sr. Associate Management Consultant at Markon Associates from 1998 to 1999, and a Sr. Design Engineer, Hospital for Special Surgery from 1993 to 1996. Mr. Ernberg graduated with a MSc degree in Mechanical Engineering from The Royal Institute of Technology (Stockholm, Sweden) and an M.B.A. from The Wharton School of the University of Pennsylvania.

Thomas Hall has served as our Co-Chief Investment Officer since August 2015. Mr. Hall has served in various capacities at Credit Suisse from 2004 to the present, including as Director at the Adviser, Co-Founder and Portfolio Manager of Credit Suisse Corporate Credit Solutions (Loan Trading/Global Credit Products) since 2012; Director of Credit Suisse (Syndicated Loan Sales & Trading) from

2009—2012; Vice President and Director of Credit Suisse (Syndicated Loan Capital Markets in both New York and London) from 2005—2008; and Vice President of Credit Suisse (Corporate Banking) from 2004—2005. Previous to that, Mr. Hall served as Associate and Vice President in various roles within the Media & Telecom Group at TD Securities, including Structured Finance, Corporate & Investment Banking and Loan Workout. Prior to that, Mr. Hall served as a mutual fund accountant at Investors Bank & Trust from 1995—996 and at Bankers Trust from 1996—1997 and in the middle office and as a fixed income derivatives sales assistant in the Global Relative Value Group at Deutsche Bank from 1997—1999. Mr. Hall is a CFA charterholder, graduated with a BS degree in Finance from Lehigh University and an M.B.A. from the Goizueta Business School at Emory University.

Leadership Structure and Oversight Responsibilities

Overall responsibility for our oversight rests with our Board of Directors. We have engaged the Adviser to manage us on a day-to-day basis. Our Board of Directors is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our Amended and Restated Articles of Incorporation (our “Charter”). Our Board of Directors is currently composed of three members, two of whom are directors who are not “interested persons” of our Company or our Adviser as defined in the 1940 Act. Our Board of Directors meets in-person at regularly scheduled quarterly meetings each year. In addition, our Board of Directors may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, our Board of Directors has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist our Board of Directors in fulfilling its oversight responsibilities. The independent directors also have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Our Board of Directors has appointed Steven N. Rappaport, an Independent Director, to serve in the role of Chairman of our Board of Directors. The Chairman’s role is to preside at all meetings of our Board of Directors and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by our Board of Directors from time to time. Our Board of Directors reviews matters related to its leadership structure annually. Our Board of Directors has determined that our Board of Directors’ leadership structure is appropriate because it allows our Board of Directors to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of our Board of Directors’ general oversight of us and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. Our Board of Directors recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of us, our Board of Directors interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by us and applicable risk controls. Our Board of Directors may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Meetings

Our Board met three times during 2014. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Committees and Meetings of Directors

Our Board of Directors has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors, namely Messrs. Arzac, and Rappaport. Our Board has determined that Messrs. Rappaport and Arzac is each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In accordance with its written charter adopted by our Board of Directors, the Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, our accounting and financial reporting policies and our internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between our independent registered public accounting firm and our Board of Directors. The audit committee met twice during 2014.

In accordance with its written charter adopted by our Board of Directors, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at our meetings of stockholders, special or annual, if any, or to fill any vacancy on our Board of Directors that may arise between stockholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of our Board of Directors and its committee structure to determine whether such structure is operating effectively.

The Nominating Committee will consider for nomination to our Board of Directors candidates submitted by our stockholders or from other sources it deems appropriate. Any recommendation should be submitted to our Secretary, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of our shares that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of our Company (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Nominating Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934, as amended. If we are holding a stockholder meeting, any such submission, in order to be included in our proxy statement, should be made no later than the 120th calendar day before the date our proxy statement was released to security holders in connection with the previous year’s annual meeting or, if we have changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before we begin to print and mail our proxy statement. The nominating committee met once during 2014.

Compensation of Directors

The following table shows information regarding the pro-rata compensation received by our independent directors for the calendar year ending December 31, 2014. No compensation is paid to directors who are “interested persons” for their service as directors.

Name	Aggregate Cash Compensation from Credit Suisse Park View BDC, Inc.(1)	Total Compensation from Credit Suisse Park View BDC, Inc. Paid to Director(1)
Interested Directors
John G. Popp	$ —	$ —
Independent Directors
Enrique R. Arzac	$19,000	$19,000
Steven N. Rappaport	$19,000	$19,000

(1)	For a discussion of the independent directors’ compensation, see below. We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors receive an annual fee of $30,000. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and each special telephonic meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the audit committee and the nominating committee receive an annual fee of $1,000 and $1,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of NAV or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Corporate Governance

Corporate Governance Documents

Our Code of Ethics was filed as an exhibit to pre-effective amendment no. 1 to our registration statement on Form N-2 (file no. 333-198981), filed with the SEC on January 9, 2015. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of these codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Each of our Board committee charters are attached as an exhibit to this proxy statement.

Director Independence

Our Charter and bylaws provide for a Board of Directors with three directors but in no case less than the minimum number requires by the Maryland General Corporation Law, a majority of whom must be independent. Under our Charter, a director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board of Directors who are not independent directors are referred to as interested directors.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Mr. Popp, who is an interested person of the Company due to his position as an officer of the Company and an officer of Credit Suisse Asset Management, LLC.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes an annual questionnaire and Board and Board committee discussion.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact our Secretary, Karen Regan, at (212) 325-2000. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Credit Suisse Park View BDC, Inc., One Madison Avenue, New York, New York 10010, Attn.: Board of Directors. All stockholder communications received in this manner will be delivered to one or more members of the Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our Audit Committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics

Our code of ethics, which is signed by executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics, which was filed as an exhibit to pre-effective amendment no. 1 to our registration statement on Form N-2 (file no. 333-198981), filed with the SEC on January 9, 2015, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a business development company, the 1940 Act restricts the Company from participating in transactions with any persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.

The Company will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief from the SEC for such transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC and to us. During the fiscal year ended December 31, 2014, our executive officers, directors and greater than 10% beneficial owners were not yet subject to the disclosure requirements of Item 405 of SEC Regulation S-K.

EXECUTIVE COMPENSATION

Currently, none of our executive officers are compensated by us. We currently have no employees, and each of our executive officers is also an employee of Credit Suisse Asset Management, LLC. Services necessary for our business are provided by individuals who are employees of Credit Suisse Asset Management, LLC, pursuant to the terms of the investment advisory and management agreement and the administration agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following aggregate fees by KPMG LLP, the Company’s independent registered public accounting firm, were billed to the Company for work attributable to 2014 audit, tax and other services.

Fiscal Year Ended December 31, 2014

Audit Fees	$60,000

Audit-Related Fees	$25,000

Tax Fees	—

All Other Fees	—

Total Fees:	$85,000

Services rendered by KPMG LLP in connection with fees presented above were as follows:

Audit Fees. Audit fees include fees for services that normally would be provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements and that generally only the independent registered public accounting firm can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent registered public accounting firm, such as attest services that are not required by statute or regulation.

Tax Fees. Tax fees include professional fees for tax compliance and tax advice.

All Other Fees. Fees for other services would include fees for products and services other than the services reported above.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the independent registered public accounting firm’s independence. In accordance with the pre-approval policy, the Audit Committee includes every year a discussion and pre-approval of such services and the expected costs of such services for the year.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval at the first Audit Committee meeting of the year must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. SAS No. 61, as amended, requires our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence and has discussed with the independent registered public accounting firm’s their independence. The Audit Committee has also considered the compatibility of non-audit services with the independent registered public accounting firm’s’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Registration Statement on Form N-2 (SEC File No. 333-198981) for filing with the SEC. The Audit Committee also recommended the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015 and the Board approved such recommendation.

 The Audit Committee

 Steven N. Rappaport, Chairman

 Enrique R. Arzac

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2016 Annual Meeting of Stockholders will be held in June 2016, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal on or before December 31, 2015, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Stockholder proposals or director nominations to be presented at the 2016 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days or more than 150 days in advance of the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. For the Company’s 2016 Annual Meeting of Stockholders, the Company must receive such proposals and nominations between December 1, 2015 and December 31, 2015. If the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which such notice of the date of the 2016 Annual Meeting of Stockholders or such public disclosure is made. Proposals must also comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

PRIVACY PRINCIPLES

We collect nonpublic personal information about our stockholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of stockholders that is derived using such information. For example, it includes a stockholder’s address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

•	account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;

•	transaction history of a stockholder’s account; and

•	service providers.

We do not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:

•	Our service providers, including the Adviser’s, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.

•	Companies that may perform marketing services on its behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.

•	Government officials or other persons unaffiliated with us, to the extent required by federal or Maryland law and our Charter, including in accordance with subpoenas, court orders, and requests from government regulators.

If you decide to close your account(s), we will continue to adhere to the practices described in this notice.

If you invest in our common stock through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.

We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

By Order of the Board

JOHN POPP

Chief Executive Officer and President

New York, New York

October 21, 2015

Exhibit A

AUDIT COMMITTEE CHARTER

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Credit Suisse Corporate Credit Solutions, LLC (the “Fund”).

Purpose

The primary purposes of the Committee are to:

•     assist Board oversight of

1.	the integrity of the Fund’s financial statements

2.	the independent auditor’s qualifications and independence

3.	the performance of the Fund’s independent auditors

4.	the Fund’s compliance with legal and regulatory requirements

•     prepare an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any;

•     oversee the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and practices and its internal controls relating thereto;

•     determine the selection, appointment, retention and termination of the Fund’s independent auditors, as well as approving the compensation of the auditors;

•     pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

•     act as a liaison between the Fund’s independent auditors and the Board. The Fund’s independent auditors shall report directly to the Committee.

The primary function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, Credit Suisse or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.

Composition and Qualifications

(a)     The Committee shall consist of at least two Board members none of whom is an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Board Members”), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund’s Board in its business judgment. Each member of the Committee must also meet the New York Stock Exchange’s (the “NYSE”) independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). If one or more members of the Committee qualify as an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee’s ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”). The Chairperson shall serve as such until his successor is selected by the Committee.

The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

(b)     With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

(i)     that (X) none of the members of the Audit Committee is an “interested” person, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, (Y) each member is “independent” pursuant to the governance standards of the NYSE or applicable law or, if the Fund’s securities are listed on the NYSE MKT (formerly known as “NYSE Amex Equities”), pursuant to the governance standards of the NYSE MKT;

(ii)     that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement;

(iii)     that at least one of the Committee members has accounting or related financial management expertise and, if the Fund’s securities are listed on the NYSE MKT, is “financially sophisticated” pursuant to NYSE MKT rules; and

(iv)     the adequacy of the Charter.

Duties and Powers

1.     To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate: (a) to determine, and recommend to the Independent Board Members and, ultimately, the Board for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund’s independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

(b)     to resolve any disagreements between management and the independent auditors regarding financial reporting and to evaluate and accept the determination of independence made by the independent auditors;

(c)     to pre-approve (i) all audit and permissible non-audit services1 to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with

1    The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and (ii) all permissible non-audit services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (“Covered Services Provider”) if the engagement relates directly to the operations

Credit Suisse that provides ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers);

(d)     to meet with the Fund’s independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor’s comments communicated to the Committee with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form 10-K; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and (viii) receive reports at least annually from the independent auditors and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

regarding their independence (including receiving the independent auditors’ specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

(e)     to review with the Fund’s management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report on any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management’s response, including any restrictions on the scope of the auditor’s activities or on access to requested information, and any significant disagreements with management;

(f)     to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

(g)     to review with management in a general manner, but not assume responsibility for, the Fund’s processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

(h)     as applicable, to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

(i)     to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(j)     to establish policies governing the hiring by entities within the Fund’s investment company complex of employees or former employees of the independent auditors consistent with government regulations;

(k)     at least annually, to obtain and review a report by the Fund’s independent auditors describing: (1) the audit firm’s internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor’s independence, all relationships between the independent auditors and the Fund, as well as Credit Suisse and any Covered Services Provider;

(l)     to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund’s engagement;

(m)     to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

(n)     to review and discuss the Fund’s audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund’s disclosure of management’s discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund’s audited financial statements in the Fund’s annual report;

(o)     to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal or regulatory requirements and (3) the performance and independence of the Fund’s independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

(p)     to meet periodically with Fund management on all relevant matters, apart from the Fund’s independent auditors.

2.     The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund’s management, the Fund’s independent auditors and the Fund’s other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

3.     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund’s independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, Credit Suisse, the Fund’s sub-advisor(s), if any, the Fund’s counsel and the Fund’s other service providers.

4.     The Committee shall evaluate its performance under this Charter annually.

5.     The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

6.     This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the Independent Board Members.

7.     The Chief Executive Officer (the “CEO”) and the Chief Financial Officer of the Fund shall certify to the Audit Committee annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

8.     (a) In the event the Fund’s securities are listed on the NYSE, the Fund shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 1(b) above insofar as Section 1(b) relates to NYSE requirements.

(b)     In the event the Fund’s securities are listed on the NYSE, the Fund’s CEO shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund’s annual report to shareholders. If the CEO provides notice to the NYSE upon receipt of a report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee.

(c)     In the event the Fund’s securities are listed on the NYSE MKT provides the NYSE MKT notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the 1934 Act relating to audit committees, copies of any such notice shall be provided to the AuditCommittee.

Adopted: Effective August 20, 2014

Meeting	Audit Committee Action	Full Board Action
1st Quarter meeting (covering 4th Quarter results)

•    Discuss results of audit [1(e)]

•    Review financial statements and recommend to full boards that they be included in each respective annual report to shareholders [1(n)]

•    Obtain auditor letter as to adequacy of internal controls [1(d)]

•    Determine ability of Audit Committee Members to serve on multiple Audit Committees

•    Audit Committee Members, determine independence and financial literacy of all, and financial expertise of at least one. [Composition and Qualifications (b)]

•    Review financial statements and approve inclusion in each respective annual report to shareholders [1(n)]

Meeting	Audit Committee Action	Full Board Action
2nd Quarter meeting (covering 1st Quarter results)	• Undertake annual review of the adequacy of the Audit Committee Charter [5]	• Review adequacy of Audit Committee Charter and approve any changes to Audit Committee Charter recommended by Audit Committees [Composition and Qualifications (b)]

Meeting	Audit Committee Action	Full Board Action
3nd Quarter meeting (covering 2nd Quarter results)	No action required	No action required

Meeting	Audit Committee Action	Full Board Action
4th Quarter meeting (covering 3rd Quarter results)

•    Presentation of proposed scope of audit [1(d)]

•    Discuss audit fees, non-audit services and engagement letters [1(c)]

•    Approve independent auditors

•    Review auditor report on audit firm’s internal quality-control procedures, material issues, performance and independence [1(k)]

•    Audit Committee self-evaluation [4]

No action required

Exhibit B

NOMINATING COMMITTEE CHARTER

This document serves as the Charter for the Nominating Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) of each fund (the “Fund” and collectively the “Funds”) advised by Credit Suisse Asset Management, LLC (“Credit Suisse”) listed on Appendix A hereto (each such Charter being a separate Charter).

SECTION 1.    PURPOSE & SCOPE

The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of members with the competencies needed to oversee the Funds so that the interests of shareholders in the Funds are well-served.

In pursuit of this purpose, the scope of the Committee’s responsibilities shall include:

—the nomination of new Directors.

—the evaluation of the Board and its committee structure.

SECTION 2.    MEMBERSHIP

(a)	The Committee for each Fund shall consist of all of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and, if applicable, “independent” as such term is defined by the listing standards of the principal national securities exchange upon which the Fund’s shares are listed, if any.

(b)	The Committee shall appoint its Chairperson by a majority vote of its members.

(c)	The compensation, if any, of the Committee members shall be as determined by the Board.

SECTION 3.    NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

(a)

In nominating candidates, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to fund shareholders. In addition, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates.

The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Directors.

(b)	The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of each Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

SECTION 4.    ADDITIONAL RIGHTS AND RESPONSIBILITIES

(a)	The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

(b)	The Committee may retain and terminate a search firm to identify director nominees, subject to the Board’s sole authority to approve the search firm’s fees and other retention terms.

(c)	The Committee shall be responsible for annually evaluating the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

(d)	The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

(e)	The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

SECTION 5.    PROCEDURAL MATTERS

(a)	The Committee shall meet at least once a year.

(b)	The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

(c)	The Committee shall, from time to time (but not less frequently than annually) as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund’s website.

(d)	The Board has granted to the Committee access to the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

August 20, 2014

APPENDIX A

Open-End Funds:

Credit Suisse Commodity Strategy Funds

Credit Suisse Commodity ACCESS Strategy Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Gold and Income Strategy Fund

Credit Suisse Opportunity Funds

Credit Suisse Emerging Markets Equity Fund

Credit Suisse Floating Rate High Income Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Strategic Income Fund

Credit Suisse Volaris Alternative Equity Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

Business Development Corporation

Credit Suisse Corporate Credit Solutions, LLC

CREDIT SUISSE

Park View BDC, Inc.

November 18, 2015

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE

CREDIT SUISSE PARK VIEW BDC, INC.

One Madison Avenue

11th Floor

New York, NY 10010

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 18, 2015

The undersigned hereby appoints Rocco DelGuercio and Karen Regan, each with full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournment thereof, all shares of Credit Suisse Park View BDC, Inc. (the “Company”) that the undersigned is entitled to vote at the special meeting of stockholders of the Company to be held at the offices of Credit Suisse Asset Management, LLC, One Madison Avenue, 11th Floor, New York, NY 10010, on November 18, 2015 at 10:30 a.m. Eastern Time.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 478-5039. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 18, 2015. A copy of the Proxy Statement is available at: https://proxyonline.com/docs/Creditsuisseparkview/.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	CUSIP: 47-2988105

CREDIT SUISSE PARK VIEW BDC, INC.
PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:

	FOR	WITHHOLD

Proposal:
(1) Election of Director – John G. Popp is being nominated to serve a three-year term:

Nominee:
1a. John G. Popp	O	O

Please refer to the Company’s Proxy Statement for a discussion of each proposal.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROXY CARDS MUST BE RECEIVED BY NOVEMBER 18, 2015 TO BE COUNTED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	CUSIP: 47-2988105